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                                 EXHIBIT (m)(2)

             Form of Revised Schedule A to the Multiple Class Plan.

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                                                    As Revised February 27, 2003

                                FORM OF EXHIBIT A
                           to the Multiple Class Plan

                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                              Institutional Shares

     Each of the portfolios of the BB&T Funds (the "Trust") set forth below shall be covered by the Multiple Class Plan adopted by the Trust and to which this Exhibit is attached with respect to the Class A Shares, the Class B Shares, the Class C Shares, and the Institutional Shares of such portfolio as indicated:

Large Company Value Fund                Capital Appreciation Fund
     Class A Shares                          Class A Shares
     Class B Shares                          Class B Shares
     Class C Shares                          Class C Shares
     Institutional Shares                    Institutional Shares

Balanced Fund                           Mid Cap Value Fund
     Class A Shares                          Class A Shares
     Class B Shares                          Class B Shares
     Class C Shares                          Class C Shares
     Institutional Shares                    Institutional Shares

Large Company Growth Fund               Short-Intermediate U.S. Government
     Class A Shares                       Income Fund
     Class B Shares                          Class A Shares
     Class C Shares                          Institutional Shares
     Institutional Shares

Small Company Growth Fund               Intermediate U.S. Government Bond Fund
     Class A Shares                          Class A Shares
     Class B Shares                          Class B Shares
     Class C Shares                          Class C Shares
     Institutional Shares                    Institutional Shares

International Equity Fund
     Class A Shares
     Class B Shares
     Class C Shares

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     Institutional Shares

Intermediate Corporate Bond Fund       North Carolina Intermediate Tax-Free Fund
     Class A Shares                          Class A Shares
     Class B Shares                          Institutional Shares
     Class C Shares
     Institutional Shares              South Carolina Intermediate Tax-Free Fund
                                             Class A Shares
                                             Institutional Shares

Virginia Intermediate Tax-Free Fund
     Class A Shares                     West Virginia Intermediate Tax-Free Fund
     Institutional Shares                    Class A Shares
                                             Institutional Shares

Prime Money Market Fund
     Class A Shares                     U.S. Treasury Money Market Fund
     Class B Shares                          Class A Shares
     Institutional Shares                    Class B Shares
                                             Institutional Shares

Capital Manager Conservative Growth
Fund                                    Capital Manager Moderate Growth Fund
     Class A Shares                          Class A Shares
     Class B Shares                          Class B Shares
     Class C Shares                          Class C Shares
     Institutional Shares                    Institutional Shares

Capital Manager Growth Fund
     Class A Shares
     Class B Shares
     Class C Shares
     Institutional Shares

Capital Manager Aggressive Growth Fund  Small Company Value Fund
     Class A Shares                          Class A Shares
     Class B Shares                          Class B Shares
     Class C Shares                          Class C Shares
     Institutional Shares                    Institutional Shares

Georgia Intermediate Tax-Free Fund      Kentucky Intermediate Tax-Free Fund
     Class A Shares                          Class A Shares
     Institutional Shares                    Institutional Shares

Maryland Intermediate Tax-Free Fund     Special Opportunities Equity Fund
     Class A Shares                          Class A Shares

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     Institutional Shares                    Class B Shares
                                             Class C Shares
                                             Institutional Shares